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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 18, 2003

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                           Orleans Homebuilders, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-6830               59-0874323
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(State or Other Jurisdiction            (Commission          (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


One Greenwood Square, Suite 101
3333 Street Road, Bensalem, PA                               19020
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 245-7500
                    --------------------------------


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

     The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
No.          Item
-------      ----

99.1         Press release of Orleans Homebuilders, Inc. dated August 18, 2003.

Item 9.      REGULATION FD DISCLOSURE

                 On August 18, 2003, Orleans Homebuilders, Inc. issued a press release announcing its financial results for the fiscal year ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being provided pursuant to both items 9 and 12 of Form 8-K.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ORLEANS HOMEBUILDERS, INC.


Dated: August 18, 2003                               By: Joseph A. Santangelo
                                                     ------------------------
                                                     Joseph A. Santangelo
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:
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Exhibit
No.           Item
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99.1*         Press release of Orleans Homebuilders, Inc. dated August 18, 2003.







* Filed electronically herewith.